Ex.99.906 CERT

N-CSR Exhibit for Item 12(b): CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Martin Small, President (Principal Executive Officer), and Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer), of iShares, Inc. (the “Registrant”), each certify that:

1. The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2016 (the “Form N-CSR”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	November 2, 2016	/s/ Martin Small	President (Principal Executive Officer)
		Martin Small [Signature]	[Title]

Date:	November 2, 2016	/s/ Jack Gee	Treasurer and Chief Financial Officer (Principal Financial Officer)
		Jack Gee [Signature]	[Title]